                                    [PHOTO]








                                                       The First Israel
                                                       Fund, Inc.
                                                       -------------------------
                                                       ANNUAL REPORT
                                                       SEPTEMBER 30, 2000

CONTENTS

Letter to Shareholders ......................................................  1
Portfolio Summary ...........................................................  6
Schedule of Investments .....................................................  7
Statement of Assets and Liabilities ......................................... 10
Statement of Operations ..................................................... 11
Statement of Changes in Net Assets .......................................... 12
Statement of Cash Flows ..................................................... 13
Financial Highlights ........................................................ 14
Notes to Financial Statements ............................................... 15
Report of Independent Accountants ........................................... 21
Results of Annual Meeting of Shareholders ................................... 22
Tax Information ............................................................. 22
Description of InvestLink-SM- Program ....................................... 23










PICTURED ON THE COVER IS THE CITADEL MUSEUM LOCATED IN JERUSALEM, ISRAEL.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                November 6, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 2000.

At September 30, 2000, total net assets of the Fund were approximately $99.0 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $54.7 million, with another $28.8 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $83.5 million, as compared to approximately $66.7 million on September 30, 1999. The Fund also held investments valued at approximately $16.4 million in unlisted securities, as compared to approximately $8.9 million on September 30, 1999. In percentage terms, at September 30, 2000, 84.3% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 16.6% in unlisted securities.

The Fund successfully completed its initial public offering on October 29, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At September 30, 2000, NAV per share was $23.24 (net of dividends and distributions paid of $1.87 per share), as compared to $17.18 at September 30, 1999. The Fund's common stock closed on the New York Stock Exchange ("NYSE") on September 30, 2000 at $18.5625 per share, representing a discount of 20.1% to the Fund's NAV.

According to its charter, the Fund's investment objective is long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: ABSOLUTELY HIGH, RELATIVELY LOW

The Fund modestly outperformed the broad-based local index of the Israeli equity market, the TA100, during the fiscal year, rising by 50.6%, based on NAV and assuming reinvestment of dividends and distributions, versus the TA100's 48.6%. The Fund performed poorly, however, compared to the Morgan Stanley Capital International Israel Index (the "Index"),* which rose by 112.4% on the strength of a few NASDAQ-listed technology stocks.

Perhaps the most prominent of these was Check Point Software Technologies Ltd. ("Check Point"), whose weighting in the Index is extremely high. Although the Fund held Check Point shares (it was the Fund's tenth-largest holding and accounted for 2.9% of the portfolio at September 30), valuation concerns and my desire to prudently diversify the portfolio kept me from purchasing more than I did. The same was true for Teva Pharmaceutical Industries Ltd. ("Teva"). Despite the fact that we have liked Teva enough to maintain it as one of the Fund's top positions for several years running (it was the Fund's largest holding and accounted for 7.5% of the portfolio at September 30), I felt we could not own it in the same proportion as the benchmark.

As noted in previous reports, I find the Index's composition to be quite frustrating because it gives a prohibitively high weighting to stocks like Check Point, yet does not contain other NASDAQ-listed stocks that are equally viable candidates

--------------------------------------------------------------------------------
                                                                               1

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

for inclusion. (Some of these other stocks, by the way, performed very poorly in the Fund's fiscal year, in line with the collapse in tech stocks globally). The result is an index that is, for all intents and purposes, an unrealistic basis for constructing a portfolio aiming to give broadly diversified exposure to the Israeli economy.

An additional problem presented by the benchmark was the timing of the Index's implementation of changes in 1999 that added stocks like Check Point to the Index at particularly high weightings. If I had chosen to structure the Fund to reflect the Index's updated composition, I would have had to sell many securities, which would have generated unusually high transaction costs and raised tax issues for shareholders.

THE INVESTMENT ENVIRONMENT: ECONOMY PERFORMS WELL AS PEACE PROCESS STUTTERS

As we began the fiscal year, the peace process appeared to be gathering more positive momentum whilst the economy looked set for near-term recovery and confidence was high amongst the business community.

Things seemed on track as we moved into the first half of calendar 2000. Inflation was very low; the shekel was strong; interest rates were coming down; inflows of foreign capital were rising; and the peace process was, again, gathering positive momentum.

INFLATION. Inflation appeared to be very much under control and was expected to come in well below the government's target rate of 3-4% for 2000. This encouraged the Bank of Israel to cut short-term interest rates by 30 basis points (bp) to 8.6%, with further cuts of 50-100 bp anticipated by year-end. (Inflation-adjusted rates still are extremely high, however.)

STRONG SHEKEL. High real (i.e., inflation-adjusted) interest rates, healthy export growth and a weak euro helped to boost the shekel during a period in which political tensions normally would have caused it to weaken.

CAPITAL INFLOWS. Year-to-date foreign investments in Israel totaled $6.5 billion through August, compared to $3.3 billion in the same period of 1999. Foreign direct investment alone accounted for $2.5 billion and should remain vibrant in the coming years.

In contrast to the economy, financial markets were extremely volatile. In March, for example, the technology-heavy NASDAQ began to correct sharply, as investors questioned the lofty valuations for stocks in the aggregate technology, media and telecommunications sectors. In sympathy, most NASDAQ-listed Israeli tech stocks began what turned into a steep decline. This major derating process continued through most of the second calendar quarter and resulted in a high level of volatility that persists as I write.

Israeli equities treaded water during most of the third quarter (corresponding to the last three months of the Fund's fiscal year). In recent weeks, however, the market has collapsed, experiencing a monthly decline in October that was its largest in years due to the apparent total breakdown in the peace process and the onset of renewed violence in Israel.

--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

PORTFOLIO STRATEGY/STRUCTURE: BUYING HIGH-QUALITY NAMES ON WEAKNESS, STICKING WITH TECH AND FINANCIAL COMPANIES

TOP 10 HOLDINGS, BY ISSUER*

                                               % OF
     HOLDING            SECTOR              NET ASSETS
     -------            ------              ----------
 1.  Teva Pharm.        Pharmaceuticals         7.5
 2.  Bezeq              Telecommunications      5.9
 3.  Koor Industries    Conglomerates           5.1
 4.  Gilat Satellite    Telecommunications      3.8
 5.  Advent Israel      Venture Capital         3.5
 6.  Bank Leumi         Banking                 3.3
 7.  IDB Holding        Conglomerates           3.3
 8.  Bank Hapoalim      Banking                 3.1
 9.  ABS GE Capital
     Giza Fund          Venture Capital         3.0
10.  Check Point        Computer Data Secty.    2.9
                                               ----
     Total                                     41.4
                                               ====

---------------
* Company names and sectors are abbreviations of those found in the chart on page 6.

                              SECTOR ALLOCATION
                              (& of net assets)

[EDGAR REPRESENTATION OF GRAPHIC PIE CHART]

Cash & Other Assets*              24.18
Venture Capital                   11.49
Telecom.                          12.75
Pharm.                             9.50
Mortgage Banking                   4.72
Inv. & Holding Cos.                7.81
Insurance                          3.44
Industrial Technology              3.72
Food & Beverages                   4.14
Conglomerates                     10.97
Banking                            7.28

----------------
* Cash and Other Assets includes sectors below 3.0% of net assets.

Given the uncertainty implied by market developments in the last few months, I have elected to maintain a sensibly cautious stance within the Fund. As long as the current hostilities do not deteriorate into full-scale war--which I do not expect at this point--then I will look to pick up high-quality stocks during periods of market weakness. Indeed, I have already begun to do this in a small way.

In addition, I intend to stick with my past strategy of investing in tech via a combination of NASDAQ-listed issues (which I am de-emphasizing in the current environment) and carefully chosen holdings in private equities. I continue to do the latter principally by taking positions in private equity funds, which provide the Fund with broad diversification and limit the impact of any single or small group of companies.

I note here that the Fund's strategy of investing in private equity offerings has been successful on a long-term basis. These vehicles typically are not available to individual investors, meaning that the Fund's access to them is a benefit of its closed-end structure. Usually, we have exposure to more than 100 such opportunities at any one time, and at very low valuations compared to publicly traded technology companies, especially those included in the Index. Owning private equities is thus a demonstrable competitive advantage and entails relatively lower risk for investors.

Regarding our exposure to the financial sector, I am frankly disappointed because, after performing solidly in 1999, these stocks haven't lived up to expectations in 2000. This was largely due both to the recession that prevailed through the first half and high interest rates, which kept people out of the housing market. Both hurt the mortgage banks I have long tended to favor. Should real interest rates return to a falling trend and the broad economic recovery persists, I would expect to see improving returns among financial names in 2001.

--------------------------------------------------------------------------------
                                                                               3

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

OUTLOOK: OPTIMISTIC

I'm optimistic about the prospects for Israeli equities in the medium term.

In the near term, though, the deterioration in the peace process clearly is a major source of concern. Prime Minister Barak faces a series of challenges and his minority-coalition government is very insecure. The monetary authorities likely will adopt a cautious approach for the time being, and sentiment among domestic consumers and businesses is poor. Given so much uncertainty, I anticipate that Israeli stocks will trade in a sideways and potentially volatile fashion until conditions become clearer.

As for the Israeli economy, it has demonstrated surprising strength thus far this year and appears ready to accelerate in 2001. Underlying fundamentals look reasonable and corporate earnings are good, and GDP growth should reach 5% or so in 2000. The latter, incidentally, is well above the 2% annualized rate of GDP growth projected at this time last year.

Reflecting the impact of higher oil prices, increasing domestic demand and rising import prices, I expect inflation to reach the 2.5-3.5% range for the year 2001, up from what should be less than 1% in 2000. Still, this remains very low and could be sustainable for some time.

Hence, additional interest-rate cuts should be in the offing. Real rates would have been expected to gradually fall to 5% by the end of 2001 from the current rate of approximately 8%, but this will likely not occur until there is more visibility on the peace front. I see a continuation of capital flows from abroad to Israel despite the tensions in the coming year, although likely at a lower rate than previously forecast.

In conclusion, therefore, the powerful macroeconomic environment enjoyed for most of the year is likely to change, but it should not dramatically weaken unless the political situation significantly deteriorates from here. Risk aversion should remain high until the political problems are resolved. Such resolution seems improbable in the near term, although the odds of a dramatic escalation in tensions appear low. Accordingly, I believe that the correct strategy for the Fund is to look to add to stakes in high-quality, domestic-focused companies and take a highly selective approach to private equity.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer **

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the Investlink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 23 through 25 of this report.



--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Israel Index is an unmanaged index (with no defined investment objective) of Israeli equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.


** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc. and The Latin America Equity Fund, Inc. and is Chief Investment Officer of The Portugal Fund, Inc.

--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

SECTOR ALLOCATION
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF BAR CHART]

AS A PERCENT OF NET ASSETS                               September 30, 2000           September 30, 1999
Banking                                                               7.28%                        9.11%
Computer Data Security                                                2.86%                        0.00%
Computer Software                                                     2.50%                        0.85%
Conglomerates                                                        10.97%                       19.95%
Food & Beverages                                                      4.14%                        6.58%
Industrial Technology                                                 3.72%                        2.59%
Insurance                                                             3.44%                        3.80%
Investment & Holding Companies                                        7.81%                        5.54%
Mortgage Banking                                                      4.72%                        7.69%
Pharmaceuticals                                                       9.50%                        7.18%
Telecommunications                                                   12.75%                        8.96%
Venture Capital                                                      11.49%                        6.27%
Other                                                                19.73%                       20.06%
Cash & Other Assets                                                  (0.91%)                        1.42%

TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                          Percent of
      Holding                                                                Sector                       Net Assets
---------------------------------------------------------------------------------------------------------------------------
   1. Teva Pharmaceutical Industries Ltd.                                Pharmaceuticals                      7.5
---------------------------------------------------------------------------------------------------------------------------
   2. Bezeq Israeli Telecommunication Corporation Ltd.                 Telecommunications                     5.9
---------------------------------------------------------------------------------------------------------------------------
   3. Koor Industries Ltd.                                                Conglomerates                       5.1
---------------------------------------------------------------------------------------------------------------------------
   4. Gilat Satellite Networks Ltd.                                    Telecommunications                     3.8
---------------------------------------------------------------------------------------------------------------------------
   5. Advent Israel (Bermuda) L.P.                                       Venture Capital                      3.5
---------------------------------------------------------------------------------------------------------------------------
   6. Bank Leumi Le-Israel Ltd.                                              Banking                          3.3
---------------------------------------------------------------------------------------------------------------------------
   7. IDB Holding Corporation Ltd.                                        Conglomerates                       3.3
---------------------------------------------------------------------------------------------------------------------------
   8. Bank Hapoalim Ltd.                                                     Banking                          3.1
---------------------------------------------------------------------------------------------------------------------------
   9. ABS GE Capital Giza Fund, L.P.                                     Venture Capital                      3.0
---------------------------------------------------------------------------------------------------------------------------
  10. Check Point Software Technologies Ltd.                         Computer Data Security                   2.9
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS - SEPTEMBER  30, 2000
------------------------------------------------------------------------------

                                         No. of         Value
Description                              Shares        (Note A)
------------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-100.91%
 ISRAEL-98.68%

 AEROSPACE/DEFENSE EQUIPMENT-1.07%
 Elbit Systems Ltd. .................     72,913     $ 1,058,183
                                                     -----------

 BANKING-7.28%
Bank Hapoalim Ltd. ..................    994,400       3,049,427
Bank Leumi Le-Israel Ltd. ...........  1,469,800       3,301,936
United Mizrahi Bank Ltd. ............    260,687         848,658
                                                     -----------
                                                       7,200,021
                                                     -----------

 BUILDING PRODUCTS-1.34%
Industrial Buildings
 Corporation Ltd. ...................    276,896         478,237
Property & Building
 Corporation Ltd. ...................      8,525         847,173
                                                     -----------
                                                       1,325,410
                                                     -----------

 CABLE TELEVISION-1.11%
Matav-Cable Systems Media Ltd. ......     54,654       1,101,501
                                                     -----------

 CHEMICALS-2.28%
Israel Chemicals Ltd. ...............  1,841,202       2,251,629
                                                     -----------

 COMPUTER DATA SECURITY-2.86%
Check Point Software
 Technologies Ltd.+ .................     18,000       2,835,000
                                                     -----------

 COMPUTER SOFTWARE-2.50%
Formula Systems (1985) Ltd.+ ........     20,500         869,110
Fundtech Ltd.+ ......................     23,900         570,240
Magic Software
 Enterprises Ltd.+ ..................    122,400         933,300
Tecnomatix
 Technologies Ltd.+ .................      8,000         100,500
                                                     -----------
                                                       2,473,150
                                                     -----------

 CONGLOMERATES-10.97%
Discount Investment Corporation .....      6,000     $   343,091
Elco Holdings Ltd. ..................      2,372          22,254
IDB Development
 Corporation Ltd.+ ..................     49,005       2,195,713
IDB Holding Corporation Ltd. ........     80,004       3,272,521
Koor Industries Ltd. ................     50,616       5,018,833
                                                     -----------
                                                      10,852,412
                                                     -----------

 ELECTRONICS-2.28%
Electronics for Imaging, Inc.+ ......     20,000         505,000
Galileo Technology Ltd.+ ............     55,200       1,752,600
                                                     -----------
                                                       2,257,600
                                                     -----------

 ELECTRONICS/ELECTRICAL EQUIPMENT-1.94%
Elco Industries Ltd. ................     39,270         331,707
Electra Consumer
 Products Ltd. ......................     60,658         844,147
Electra (Israel) Ltd. ...............      8,642         741,786
                                                     -----------
                                                       1,917,640
                                                     -----------

 ENERGY SERVICES-1.07%
Delek Group Ltd. ....................     14,636       1,060,957
                                                     -----------

 FINANCIAL SERVICES-2.40%
F.I.B.I. Holdings Ltd. ..............    178,433       1,763,046
Gachelet Investments Ltd. ...........      9,819         609,783
                                                     -----------
                                                       2,372,829
                                                     -----------

 FOOD & BEVERAGES-4.14%
Elite Industries Ltd ................    104,293       1,127,940
Jaf-Ora Ltd. ........................    405,208       1,125,802
Mayanot Eden Ltd. ...................     69,893         739,749
Osem Investment Ltd. ................     62,068         422,939
Supersol Ltd. .......................    187,843         684,806
                                                     -----------
                                                       4,101,236
                                                     -----------

 FOOD - RETAIL-1.92%
Blue Square-Israel Ltd. ADR .........    169,200       1,903,500
                                                     -----------

------------------------------------------------------------------------------
                                                                             7

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS - SEPTEMBER  30, 2000
------------------------------------------------------------------------------

                                         No. of         Value
Description                              Shares        (Note A)
------------------------------------------------------------------------------

 INDUSTRIAL TECHNOLOGY-3.72%
Cubital, Ltd.*+ .....................    329,278     $         0
Orbotech, Ltd.+ .....................     29,287       1,601,633
Scitex Corporation Ltd.+ ............    168,200       2,081,475
                                                     -----------
                                                       3,683,108
                                                     -----------

 INFORMATION TECHNOLOGY-0.62%
Formula Ventures L.P.++# ............    564,984         615,488
                                                     -----------

 INSURANCE-3.44%
Clal Insurance Enterprise
 Holdings Ltd. ......................     58,631         901,903
Harel Insurance Investments Ltd. ....     30,629       2,504,181
                                                     -----------
                                                       3,406,084
                                                     -----------

 INTERNET SOFTWARE-0.55%
Aladdin Knowledge Systems+ ..........     26,000         188,500
Commtouch Software Ltd.+                  18,800         356,025
                                                     -----------
                                                         544,525
                                                     -----------

 INVESTMENT & HOLDING COMPANIES-5.58%
Ampal-American Israel Corp.,
 Class A+ ...........................    124,900       1,639,312
Makhteshim-Agan
 Industries Ltd.+ ...................    880,991       2,066,738
Oren Semiconductor, Inc.,
 Series K*+ .........................     29,951          65,892
Oren Semiconductor, Inc.,
 Series L*+ .........................     30,843          67,855
Oren Semiconductor, Inc.,
 Series O, Units*+(1) ...............     46,035         101,277
Polaris Fund II LLC++# ..............    885,000       1,390,348
The Renaissance Fund LDC+++ .........         60         194,557
                                                     -----------
                                                       5,525,979
                                                     -----------

 METAL PRODUCTS-0.49%
Caniel-Israel Can
 Company Ltd.+ ......................      5,122          17,247
Klil Industries Ltd.,(Shares 5) .....     18,654         278,136
Ofer Development &
 Investments Ltd.+ ..................     46,000         186,446
                                                     -----------
                                                         481,829
                                                     -----------

 MORTGAGE BANKING-4.72%
Discount Mortgage Bank Ltd.+ ........     12,865     $ 1,084,765
Israel Discount Bank Ltd.+ ..........  1,015,467       1,139,120
Mishkan-Hapoalim Mortgage
 Bank Ltd. ..........................      5,892       1,212,370
Tefahot Israel Mortgage Bank Ltd. ...    172,496       1,231,563
                                                     -----------
                                                       4,667,818
                                                     -----------

 PACKAGING-0.02%
Caniel Packaging Industries+ ........      5,122          21,511
                                                     -----------

 PHARMACEUTICALS-9.50%
Agis Industries (1983) Ltd.+ ........    159,403       1,558,774
Peptor Ltd.*+ .......................     56,000         392,000
Teva Pharmaceutical
 Industries Ltd. ADR ................    101,820       7,451,951
                                                     -----------
                                                       9,402,725
                                                     -----------

 REAL ESTATE & CONSTRUCTION-1.18%
Azorim-Investment, Development &
 Construction Company Ltd. ..........    100,630       1,162,847
                                                     -----------

 TELECOMMUNICATIONS-12.75%
Bezeq Israeli Telecommunication
 Corporation Ltd. ...................    969,401       5,832,306
ECI Telecom Ltd. ....................     92,526       2,833,609
Geotek Communications, Inc.+ ........     18,595              19
Geotek Communications,
 Inc., Convertible Preferred
 Series M, 8.50%*+ ..................        100               0
Geotek Communications,
 Inc., Convertible
 Preferred Series N*+(2) ............        595               0
Gilat Satellite Networks Ltd.+ ......     49,200       3,782,250
Nexus Telocation Systems Ltd.+ ......     68,933         150,791
Terayon Communication
 Systems, Inc.+ .....................        624          21,177
                                                     -----------
                                                      12,620,152
                                                     -----------

------------------------------------------------------------------------------
8

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
SCHEDULE OF INVESTMENTS - SEPTEMBER  30, 2000
------------------------------------------------------------------------------

                                         No. of         Value
Description                              Shares        (Note A)
------------------------------------------------------------------------------

 TEXTILES-0.43%
Macpell Industries Ltd.+ ............    116,079     $   429,815
                                                     -----------

 TRADING COMPANIES-0.36%
Rapac Electronics Ltd. ..............     31,801         355,946
                                                     -----------

 VENTURE CAPITAL-11.49%
ABS GE Capital
 Giza Fund, L.P.++# .................  1,056,713       2,924,590
Advent Israel (Bermuda) L.P.+++ .....  1,682,293       3,476,074
Concord Ventures II Fund L.P.+++# ...    500,000         458,484
Giza GE Venture Fund III L.P.+++# ...    400,000         385,961
K.T. Concord Venture Fund
 L.P.+++ ............................  1,000,000       1,583,874
SVE Star Ventures
 Enterprises No. II*+ ...............          5       2,067,387
Walden-Israel Ventures, L.P.++ ......    500,000         476,639
                                                     -----------
                                                      11,373,009
                                                     -----------

 WIRELESS EQUIPMENT-0.04%
Ceragon Networks Ltd.+ ..............      1,600          43,000
                                                     -----------

 WOOD & PAPER PRODUCTS-0.63%
American Israeli Paper Mills Ltd. ...      9,001         622,941
                                                     -----------

TOTAL ISRAEL (Cost $67,330,210) .....                 97,667,845
                                                     -----------

 GLOBAL-2.23%

 INVESTMENT & HOLDING COMPANIES-2.23%
Emerging Markets Ventures I
 L.P.+++# (Cost $1,677,023) .........  1,606,685     $ 2,210,655
                                                     -----------

TOTAL INVESTMENTS-100.91%
 (Cost $69,007,233) (Notes A,D) .....                 99,878,500
                                                     -----------

LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.91)% ...............                   (899,148)
                                                     -----------

NET ASSETS-100.00% ..................                $98,979,352
                                                     -----------
                                                     -----------
------------------------------------------------------------------------------
*    Not readily marketable security.
++    Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
# As of September 30, 2000, the Fund committed to investing an additional $435,016, $115,000, $193,287, $1,500,000, $850,000 and
     $815,818 of capital in Formula Ventures L.P., Polaris Fund II LLC, ABS
     GE Capital Giza Fund, L.P., Concord Ventures II Fund L.P., Giza GE Venture Fund III L.P. and Emerging Markets Ventures I L.P., respectively.
(1) With an additional 46,035 warrants attached, expiring 12/31/49, with no market value.
(2) With an additional 595 warrants attached, expiring 06/20/01, with no market value.
ADR  American Depositary Receipts.

------------------------------------------------------------------------------
                                                                             9

See accompanying notes to financial statements.

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 2000
------------------------------------------------------------------------------


 ASSETS

Investments, at value (Cost $69,007,233) (Note A) ............... $99,878,500
Receivables:
   Dividends ....................................................      44,607
   Investments sold .............................................      31,193
Prepaid expenses ................................................      19,622
                                                                  -----------
Total Assets .................................................... $99,973,922
                                                                  -----------

 LIABILITIES

Due to custodian (Note A) .......................................     551,406
Payables:
   Investment advisory fee (Note B) .............................     224,186
   Administration fees (Note B) .................................      11,652
   Other accrued expenses .......................................     207,326
                                                                  -----------
Total Liabilities ...............................................     994,570
                                                                  -----------
NET ASSETS (applicable to 4,259,295 shares of common stock
 outstanding) (Note C) .......................................... $98,979,352
                                                                  ===========
NET ASSET VALUE PER SHARE ($98,979,352 DIVIDED BY 4,259,295) ....      $23.24
                                                                  ===========

 NET ASSETS CONSIST OF

 Capital stock, $0.001 par value; 4,259,295 shares issued
  and outstanding (100,000,000 shares authorized) ............... $     4,259
 Paid-in capital ................................................  56,344,872
 Undistributed net investment income ............................     241,868
 Accumulated net realized gain on investments and foreign
  currency related transactions .................................  11,516,847
 Net unrealized appreciation in value of investments and
  translation of other assets and liabilities denominated
  in foreign currency ...........................................  30,871,506
                                                                  -----------
Net assets applicable to shares outstanding ..................... $98,979,352
                                                                  ===========


------------------------------------------------------------------------------
10                             See accompanying notes to financial statements.

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------


 INVESTMENT INCOME

Income (Note A):
   Dividends .................................................... $ 2,214,433
   Interest .....................................................     160,036
   Less: Foreign taxes withheld .................................    (623,034)
                                                                  -----------
   Total Investment Income ......................................   1,751,435
                                                                  -----------

Expenses:
   Investment advisory fees (Note B) ............................   1,180,247
   Audit and legal fees .........................................     185,886
   Custodian fees ...............................................     161,132
   Administration fees (Note B) .................................     113,285
   Printing .....................................................      87,288
   Consulting fees ..............................................      84,135
   Accounting fees ..............................................      75,000
   Directors' fees ..............................................      61,529
   Transfer agent fees ..........................................      41,243
   NYSE listing fees ............................................      16,197
   Insurance ....................................................       8,380
   Other ........................................................      20,365
                                                                  -----------
   Total Expenses ...............................................   2,034,687
   Less: Fee waivers (Note B) ...................................    (210,534)
                                                                  -----------
     Net Expenses ...............................................   1,824,153
                                                                  -----------
   Net Investment Loss ..........................................     (72,718)
                                                                  -----------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments (net of Israeli capital gains taxes of
    $149,519) (Note A) ..........................................  14,609,469
   Foreign currency related transactions ........................     (82,513)
Net change in unrealized appreciation in value of
 investments and translation of other assets and
 liabilities denominated in foreign currency ....................  19,449,665
                                                                  -----------
Net realized and unrealized gain on investments and
 foreign currency related transactions ..........................  33,976,621
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............ $33,903,903
                                                                  ===========


------------------------------------------------------------------------------
See accompanying notes to financial statements.                             11

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                    For the Fiscal Years Ended
                                                           September 30,
                                                    --------------------------
                                                        2000          1999
                                                    --------------------------
 INCREASE IN NET ASSETS

Operations:
   Net investment loss ...........................   $   (72,718)  $   (94,515)
   Net realized gain on investments and
    foreign currency related transactions ........    14,526,956     4,585,962
   Net change in unrealized
    appreciation/(depreciation) in value
    of investments and translation of other
    assets and liabilities denominated
    in foreign currency ..........................    19,449,665    11,510,531
                                                     -----------   -----------
     Net increase in net assets resulting
      from operations ............................    33,903,903    16,001,978
                                                     -----------   -----------
Dividends and distributions to shareholders:
   Net investment income .........................    (1,799,488)   (1,105,935)
   Net realized gain on investments ..............    (6,407,933)   (5,958,298)
                                                     -----------   -----------
     Total dividends and distributions
      to shareholders ............................    (8,207,421)   (7,064,233)
                                                     -----------   -----------
Capital share transactions:
   Cost of 204,100 and 548,900 shares
    repurchased, respectively (Note G) ...........    (3,400,538)   (7,627,236)
                                                     -----------   -----------
     Total increase in net assets ................    22,295,944     1,310,509
                                                     -----------   -----------
 NET ASSETS

Beginning of year ................................    76,683,408    75,372,899
                                                     -----------   -----------
End of year ......................................   $98,979,352*  $76,683,408
                                                     ===========   ===========


--------------------------
*   Includes undistributed net investment income of $241,868.


------------------------------------------------------------------------------
12                             See accompanying notes to financial statements.

------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.
STATEMENT OF CASH FLOWS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2000
------------------------------------------------------------------------------


 INCREASE/(DECREASE) IN CASH FROM

Operating Activities:
   Investment income received ....................  $  1,793,702
   Operating expenses paid .......................    (1,860,454)
                                                     -----------
Net decrease in cash from operating activities ...                 $    (66,752)
Investing Activities:
   Purchases of long-term portfolio investments ..   (23,541,833)
   Proceeds from disposition and maturity
    of long-term portfolio investments ...........    33,224,699
                                                     -----------
Net increase in cash from investing activities ...                    9,682,866

Financing Activities:
 Cash paid for shares repurchased ................    (3,400,538)
 Cash dividends and distributions paid ...........    (8,207,421)
                                                     -----------
Net decrease in cash from financing activities ...                  (11,607,959)
                                                                    -----------
Net decrease in cash .............................                   (1,991,845)
Cash at beginning of year ........................                    1,440,439
                                                                    -----------
Cash at end of year (Note A) .....................                 $   (551,406)
                                                                   ============

 RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS TO NET DECREASE IN CASH FROM OPERATING ACTIVITIES

Net increase in net assets resulting
 from operations .................................                 $ 33,903,903
Adjustments:
   Decrease in dividends and interest
    receivable ...................................  $     42,267
   Decrease in accrued expenses ..................       (34,364)
   Increase in prepaid expenses ..................        (1,937)
   Net realized and unrealized gain on
    investments and foreign currency
    related transactions .........................   (33,976,621)
                                                    ------------
Total adjustments ................................                  (33,970,655)
                                                                   ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES ...                 $    (66,752)
                                                                   ============


------------------------------------------------------------------------------
See accompanying notes to financial statements.                             13

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                      For the Period
                                                                                                                        October 29,
                                                                                                                           1992*
                                                     For the Fiscal Years Ended September 30,                             through
                                           --------------------------------------------------------------------------- September 30,
                                             2000        1999       1998       1997      1996       1995       1994       1993
                                           --------    --------   --------   --------  --------   --------   --------   --------
PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning of period ..... $ 17.18     $ 15.04    $ 18.41    $ 13.10   $ 13.20    $ 11.74    $ 15.83    $ 13.74**
                                           -------     -------    -------    -------   -------    -------    -------    -------
Net investment income/(loss) .............   (0.02)+     (0.02)+     0.07       0.35     (0.09)     (0.10)     (0.28)     (0.07)
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions ...................    7.80        3.21      (2.97)      6.20     (0.01)      1.56      (3.27)      2.16
                                           -------     -------    -------    -------   -------    -------    -------    -------
Net increase/(decrease) in net assets
  resulting from operations ..............    7.78        3.19      (2.90)      6.55     (0.10)      1.46      (3.55)      2.09
                                           -------     -------    -------    -------   -------    -------    -------    -------
Dividends and distributions to shareholders:
  Net investment income ..................   (0.41)      (0.21)        --         --        --         --         --         --
  Net realized gain on investments and
    foreign currency related transactions.   (1.46)      (1.20)     (0.47)     (1.24)       --         --      (0.43)        --
  In excess of net realized gains ........      --          --         --         --        --         --      (0.11)        --
                                           -------     -------    -------    -------   -------    -------    -------    -------
Total dividends and distributions
  to shareholders ........................   (1.87)      (1.41)     (0.47)     (1.24)       --         --      (0.54)        --
                                           -------     -------    -------    -------   -------    -------    -------    -------
Anti-dilutive impact due to capital
  shares repurchased .....................    0.15        0.36         --         --        --         --         --         --
                                           -------     -------    -------    -------   -------    -------    -------    -------
Net asset value, end of period ..........   $23.24      $17.18     $15.04     $18.41    $13.10     $13.20     $11.74     $15.83
                                           =======     =======    =======    =======   =======    =======    =======    =======
Market value, end of period .............. $18.563     $14.000    $11.813    $14.938   $11.250    $12.000    $13.250    $17.375
                                           =======     =======    =======    =======   =======    =======    =======    =======
Total investment return (a) ..............   47.61%      32.61%    (18.05)%    44.36%    (6.25)%    (9.43)%   (21.26)%    24.58%
                                           =======     =======    =======    =======   =======    =======    =======    =======
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .. $98,979     $76,683     $75,373    $92,298   $65,649    $66,150    $58,855    $79,274
Ratio of expenses to average net assets (c)   2.05%       2.05%       2.06%      2.26%     2.23%      2.57%      2.64%      2.41%(b)
Ratio of expenses to average net assets,
  excluding fee waivers ..................    2.28%       2.30%      2.31%      2.30%       --         --         --         --
Ratio of net investment income/(loss) to
  average net assets .....................   (0.08)%     (0.12)%     0.42%      2.20%    (0.68)%    (0.91)%    (2.08)%    (0.50)%(b)
Portfolio turnover rate                      27.06%      18.65%     29.11%     16.98%    21.68%     22.17%     17.07%     34.80%
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of investment operations.

** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.

+    Based on average shares outstanding.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers.
--------------------------------------------------------------------------------


14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and the lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At September 30, 2000, the Fund held 16.58% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $11,311,209 and fair value of $16,411,081. Amounts realized from the disposition of fair-valued securities could be significantly different from current carrying values. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 2000, the interest rate was 5.86% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. For the fiscal year ended September 30, 2000, the Fund incurred $149,519 in Israeli capital gains taxes.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transaction balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At September 30, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized gain on investments and foreign currency related transactions of $3,068,084 related to gains from the sale of Passive Foreign Investment Companies and $82,513 related to foreign currency losses to undistributed net investment income.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities").

NOTE B. AGREEMENTS
Credit Suisse Asset Management, LLC ("CSAM") serves as the Fund's investment adviser with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average weekly net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. CSAM has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the fiscal year ended September 30, 2000, CSAM earned $1,180,247 for advisory services, of which CSAM waived $210,534. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 2000, CSAM was reimbursed $15,130 for administrative services rendered to the Fund.

Analyst Exchange and Trading Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Effective July 1, 2000, Analyst I.M.S. agreed to revise its method of calculating the investment sub-advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, Analyst I.M.S. was paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.30% of the Fund's average weekly net assets. In addition, CSAM paid Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $25,000 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 2000, Analyst I.M.S. earned $321,409 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the fiscal year ended September 30, 2000, such commissions amounted to approximately $12,900.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 2000, BSFM earned $98,155 for administrative services.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors would receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund in the open market.


NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,259,295 shares outstanding at September 30, 2000, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at September 30, 2000 was $69,221,722. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $30,656,778, was composed of gross appreciation of $35,169,280, for those investments having an excess of value over cost and gross depreciation of $4,512,502, for those investments having an excess of cost over value.

For the fiscal year ended September 30, 2000, purchases and sales of securities, other than short-term investments, were $23,536,129 and $29,124,149, respectively.

NOTE E. CREDIT FACILITY
The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders for temporary or emergency purposes. Under the terms of the Credit Facility, the Funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At September 30, 2000 and during the fiscal year ended September 30, 2000, the Fund had no borrowings under the Credit Facility.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES
Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate costs, fair value as of September 30, 2000, value per unit/share of such securities and percent of net assets which the securities comprise.

                                         NUMBER                                           FAIR                   PERCENT
                                        OF UNITS/                                       VALUE AT    VALUE PER     OF NET
SECURITY                                 SHARES       ACQUISITION DATES       COST     09/30/2000   UNIT/SHARE    ASSETS
--------                                ---------    -------------------   ---------  -----------   ----------   --------
ABS GE Capital Giza Fund, L.P. ......     662,963    02/03/98 - 08/02/99   $ 578,430  $1,834,836      $2.77       1.85
                                          150,000         11/17/99           174,340     415,144       2.77       0.42
                                          125,000         04/19/00           145,284     345,954       2.77       0.35
                                           62,500         06/08/00            74,267     172,977       2.77       0.17
                                           56,250         09/27/00             4,382     155,679       2.77       0.16
                                        ---------                          ---------  ----------                  ----
                                        1,056,713                            976,703   2,924,590                  2.95
                                        ---------                          ---------  ----------                  ----

Advent Israel (Bermuda) L.P. ........   1,682,293    06/16/93 - 01/16/98   1,291,345   3,476,074       2.07       3.51
                                        ---------                          ---------  ----------                  ----

Concord Ventures II Fund L.P. .......     240,000          3/29/00           244,076     220,072       0.92       0.22
                                           60,000         06/09/00            60,000      55,018       0.92       0.06
                                          200,000         07/28/00           200,000     183,394       0.92       0.18
                                        ---------                          ---------  ----------                  ----
                                          500,000                            504,076     458,484                  0.46
                                        ---------                          ---------  ----------                  ----


Emerging Markets Ventures I L.P. ....   1,067,844    01/22/98 - 08/24/99   1,117,991   1,469,257       1.38       1.49
                                          183,217         10/01/99           184,330     252,091       1.38       0.25
                                          172,407         12/21/99           190,372     237,216       1.38       0.24
                                          183,217         03/24/00           184,330     252,091       1.38       0.25
                                        ---------                          ---------  ----------                  ----
                                        1,606,685                          1,677,023   2,210,655                  2.23
                                        ---------                          ---------  ----------                  ----

Formula Ventures L.P. ...............     350,000         08/06/99           355,672     381,287       1.09       0.38
                                           70,000         03/23/00            68,418      76,257       1.09       0.08
                                          144,984         04/18/00           141,708     157,944       1.09       0.16
                                        ---------                          ---------  ----------                  ----
                                          564,984                            565,798     615,488                  0.62
                                        ---------                          ---------  ----------                  ----

Giza GE Venture Fund III L.P. .......      50,000          1/31/00            50,000      48,245       0.96       0.05
                                           75,000          3/24/00            75,000      72,368       0.96       0.07
                                          125,000          3/23/00           125,000     120,613       0.96       0.12
                                          150,000         06/14/00           150,000     144,735       0.96       0.15
                                        ---------                          ---------  ----------                  ----
                                          400,000                            400,000     385,961                  0.39
                                        ---------                          ---------  ----------                  ----


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

                                         NUMBER                                           FAIR                     PERCENT
                                        OF UNITS/                                       VALUE AT      VALUE PER     OF NET
SECURITY                                 SHARES       ACQUISITION DATES       COST     09/30/2000     UNIT/SHARE    ASSETS
--------                                ---------    -------------------   ---------  -----------     ----------   --------
K.T. Concord Venture Fund L.P. .....      650,000    12/08/97 - 08/25/99    $588,722    $1,029,518    $  1.58       1.04
                                          150,000         10/12/99           144,000       237,581       1.58       0.24
                                           50,000         02/28/00            48,000        79,194       1.58       0.08
                                          100,000         06/14/00            98,423       158,387       1.58       0.16
                                           50,000         09/29/00            50,000        79,194       1.58       0.08
                                        ---------                           --------    ----------                  ----
                                        1,000,000                            929,145     1,583,874                  1.60
                                        ---------                           --------    ----------                  ----
Polaris Fund II LLC .................     625,000    10/31/96 - 06/09/99     506,805       981,884       1.57       0.99
                                          125,000         10/15/99           108,989       196,377       1.57       0.20
                                           75,000         05/10/00            70,009       117,826       1.57       0.12
                                           60,000         07/13/00            53,138        94,261       1.57       0.09
                                        ---------                           --------    ----------                  ----
                                          885,000                            738,941     1,390,348                  1.40
                                        ---------                           --------    ----------                  ----
The Renaissance Fund LDC ............          60    03/30/94 - 03/21/97     417,336       194,557   3,243.16       0.20
                                        ---------                           --------    ----------                  ----
Walden-Israel Ventures, L.P. ........     500,000    09/28/93 - 05/16/97     440,869       476,639       0.95       0.48
                                        ---------                           --------    ----------                  ----

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM
On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program is subject to review by the Board of Directors of the Fund. For the fiscal year ended September 30, 2000, the Fund repurchased 204,100 (4.07% of shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,400,538 at a weighted average discount of 16.13% from net asset value. The discount of individual repurchases ranged from 11.84% - 19.36%. From October 21, 1998 through September 30, 1999, the Fund repurchased 548,900 (10.95% of shares outstanding at inception of the repurchase program) of its shares for a total cost of $7,627,236 at a weighted average discount of 18.29% from net asset value. The discount of individual repurchases ranged from 15.15% - 22.30%.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets, of cash flows and the financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
November 14, 2000




--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 27, 2000, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                         FOR       WITHHELD     NON-VOTES
----------------                                      ---------    --------     ---------
Dr. Enrique R. Arzac                                  2,272,485     27,670      2,118,040
William W. Priest, Jr.                                2,271,957     28,198      2,118,040

In addition to the directors re-elected at the meeting, George W. Landau, Jonathan W. Lubell, Steven N. Rappaport and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending September 30, 2000.

                                            FOR            AGAINST       ABSTAIN        NON-VOTES
                                         ---------         -------       -------        ---------
                                         2,257,869         26,351        15,935         2,118,040

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 2000) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such fiscal year. Of the $1.87 per share distribution paid in respect of such fiscal year, $0.41 per share was derived from net investment income, $0.09 per share was derived from net realized short-term capital gains and $1.37 per share was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2000.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2000. The notification will reflect the amount, if any, that calendar year 2000 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 2001.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK-SM-* PROGRAM (UNAUDITED)

The InvestLink-SM- Program is sponsored and administered by EquiServe, L.P., not by The First Israel Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such

--------------------------------------------------------------------------------
participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: EquiServe, L.P., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

------------------------------------------------------------
* InvestLink is a service mark of EquiServe, L.P.



--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 2000, CSAM-Americas managed approximately $68.2 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The First Israel Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director

George W. Landau        Director

Jonathan W. Lubell      Director

Steven N. Rappaport     Director

William W. Priest, Jr.  Chairman of the Board of
                        Directors

Richard W. Watt         President, Chief  Investment
                        Officer and  Director

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer



INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017



ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022


CUSTODIAN


Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


SHAREHOLDER SERVICING AGENT

EquiServe, L.P.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103


LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036






This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not
a prospectus, circular or representation intended for use in the           ISL
purchase or sale of shares of the Fund or of any securities               LISTED
mentioned in this report.                                                  NYSE
--------------------------------------------------------------------------------
                                                                      3917-AR-00